SECURITIES  AND  EXCHANGE  COMMISSION

WASHINGTON,  D.  C.  20549

____________



FORM  8-K



CURRENT  REPORT



PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
SECURITIES  EXCHANGE  ACT  OF  1934


DATE  OF  REPORT:  FEBRUARY  3,  1999
(Date  of  earliest  event  reported)


INCYTE  PHARMACEUTICALS,  INC.
(Exact  name  of  registrant  as  specified  in  its  charter)


DELAWARE     0-27488     94-3136539
(State  or  other  jurisdiction     (Commission     (IRS  Employer
of  incorporation)     File  Number)     Identification  No.)


3174  PORTER  DRIVE,  PALO  ALTO,  CALIFORNIA    94304
(Address  of  principal  executive  offices)       (Zip  Code)


Registrant's  telephone  number,  including  area  code:  (650)  855-0555

Item  5.     Other  Events.
             -------------

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release dated February 3, 1999 setting forth financial information for Incyte Pharmaceuticals, Inc. (the "Company") for the quarter and year ended December 31, 1998, and forward-looking statements relating to the Company's financial targets for 1999, and announcing the Company's decision not to pursue its proposed tracking stock recapitalization that was announced in August 1998.

Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

     (c)     Exhibits

     99.1     Press  release  dated  February  3,  1999.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  February  5,  1999


INCYTE  PHARMACEUTICALS,  INC.



By         /s/  Denise  M.  Gilbert
           ------------------------
Name:      Denise  M.  Gilbert

Title:     Executive  Vice  President  and
           Chief  Financial  Officer